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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 10, 2004 (May 7, 2004)



                           FIRST BANCTRUST CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             DELAWARE                  000-32535               37-1406661
   State or other jurisdiction        (Commission             (IRS Employer
         of Incorporation             File Number)          Identification No.)






                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Exhibits.

               Exhibit Number
               --------------

               99.1 Press Release, dated May 7, 2004 issued by First BancTrust Corporation

ITEM 9.   REGULATION FD DISCLOSURE.

          On May 7, 2004, First BancTrust Corporation issued a news release to provide earnings guidance in advance of the release of its financial results for the quarter ended March 31, 2004. The release is furnished as Exhibit 99.1 hereto.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST BANCTRUST CORPORATION



Dated:  May 7, 2004                 /s/ Terry J. Howard
                                    ---------------------------------------
                                    Terry J. Howard
                                    President and Chief Executive Officer



Dated:  May 7, 2004                 /s/ Ellen M. Litteral
                                    ---------------------------------------
                                    Ellen M. Litteral
                                    Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit Number
--------------

     99.1           Press Release, dated May 7, 2004 issued by First BancTrust
                    Corporation





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